Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2023
Accrued Expenses and Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

14. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	As of December 31,
	2022	2023
	RMB	RMB

Salary and welfare payables	5,127,355	5,534,691
Payable for acquisition of Lishang and Lin**	4,568,170	880,291
Payable for acquisition of Yuli and Cook SF	-	4,454,293
Payable for acquisition of Mengwei	551,641	-
Loans from employees *	6,692,925	20,936,432
Loans from individuals *	1,826,684	19,752,448
Loans from 3rd parties	-	2,531,534
Deposits from suppliers	659,470	773,826
Tax payables	46,637,693	62,003,708
Interest payables	11,802,181	11,393,183
Professional service fees	20,049,510	27,720,955
Accrued utilities and other expenses	9,441,051	12,970,800

Total	107,356,680	168,952,161

*	Loans borrowed from third party individuals and employees are for general working capital use and repayable on demand.
**	In connection with acquisition of Lin’s in 2022, the purchase consideration includes 11,938 Series C-1 redeemable convertible preferred shares to be issued by the Company. As of December 31, 2022, the Company has not issued any preferred shares to the founder of Lin’s and the fair value of preferred shares to be issued was recorded as a liability. In April 2023, the Company and the founder agreed a modification that the 11,938 Series C-1 redeemable convertible preferred shares to be replaced by 11,938 number of share options granted to the founder of Lin’s with an exercise price of US$0.0016 per share. These share options shall be exercisable upon an exercise event which is a public offering or other form of listing, regardless of grantee’s engagement status with the Company in 10 years.

The original liability for the Company to issue the preference shares was extinguished upon the modification date and the fair value of the share option was recognised as an equity instrument. The difference between the carrying amount of the liability extinguished and the fair value of the new instrument issued amounted to RMB289,457 was recorded in “other income” in the consolidated statements of operations and comprehensive loss.

The fair values of share options granted are estimated on the dates of grant using the binomial option pricing model with the following assumptions used:

Risk-free rate of return		3.62%
Volatility		36.48%
Expected dividend yield		—
Exercise multiple		NA
Fair value of underlying ordinary share	US$	13.12
Expected terms		10 years

The expected volatility was estimated based on the historical volatility of comparable peer public companies with a time horizon close to the expected term of the Company’s options. The risk-free interest rate was estimated based on the yield to maturity of U.S. treasury bonds denominated in US$ for a term consistent with the expected term of the Company’s options in effect at the option valuation date. Expected dividend yield is zero as the Company does not anticipate any dividend payments in the foreseeable future. The expected exercise multiple was estimated as the average ratio of the stock price to the exercise price of when employees would decide to voluntarily exercise their vested options. Expected term is the contract life of the option.